UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☐                             Filed by a party other than the Registrant  ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

TICC CAPITAL CORP.

(Name of Registrant as Specified In Its Charter)

TPG Specialty Lending, Inc.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	Fee not required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing party:
	(4)	Date Filed:

TPG Specialty Lending, Inc. (“TSLX”) has filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) and an accompanying GOLD proxy card to be used to solicit votes against TICC Capital Corp.’s (the “Company”) proposal to approve a new advisory agreement between the Company and TICC Management, LLC, to take effect upon a change of control of TICC Management, LLC, and certain related proposals, at a special meeting of stockholders of the Company originally scheduled to be held on October 27, 2015.

As part of the above-referenced solicitation, TSLX updated certain pages of its website, http://www.changeticcnow.com/, a website established by TSLX that contains information regarding the solicitation. This Schedule 14A filing consists of the following screenshots, which reflect the content of pages not previously filed with the SEC.

Toggle navigation TPG Specialty Lending
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Contact TSLX urges TICC stockholders to vote against all management proposals at the upcoming special meeting of stockholders
TPG Specialty Lending, Inc. (“TSLX”) urges TICC Capital Corp. (“TICC”) stockholders to vote against all management proposals on the GOLD proxy card at the upcoming special meeting of stockholders, which has been postponed and is in the process of being rescheduled.
TSLX has proposed to acquire TICC in a transaction that would provide TICC stockholders with an upfront premium and the potential for long-term value creation behind an industry-leading platform. However, our proposal was rejected by the TICC Special Committee, without engaging in any negotiations or discussions about the substance of our proposal, in favor of a value-destructive transaction to replace TICC’s external manager with an affiliate of Benefit Street Partners L.L.C.
We remain undeterred. We are urging TICC stockholders to vote AGAINST management’s inferior proposals on the GOLD proxy card. Your vote will stop TICC from pursuing a value-destructive transaction. And although voting against one or all of the TICC proposals is not equivalent to voting in favor of the TSLX proposal, and defeat of the TICC proposals alone will not require TICC to pursue a transaction with TSLX, voting the GOLD proxy card will send a clear message to the TICC board that you prefer the TSLX proposal. VOTE AGAINST TICC TODAY
PRESS RELEASES TPG Specialty Lending, Inc. Addresses TICC’s Desperate Attempts to Protect a Misplaced Payment to a Failed Manager 10/28/2015
TPG Specialty Lending, Inc. Sets the Record Straight on TICC Capital Corp.’s Efforts to Mislead Investors in Letter to Stockholders
10/26/2015 TPG Specialty Lending, Inc. Issues Presentation Detailing Why TICC Capital Corp. Stockholders Should Vote AGAINST All Proposals at Upcoming TICC Capital Corp. Special Meeting
10/21/2015 TPG Specialty Lending, Inc. Reiterates Importance of Protecting Stockholder Value by Voting AGAINST All Proposals at Upcoming TICC Capital Corp. Special Meeting
10/19/2015 ISS, Glass Lewis and Egan-Jones Recommend TICC Capital Corp. Stockholders Vote AGAINST the Benefit Street Partners Transaction
10/16/2015 TPG Specialty Lending, Inc. Welcomes TICC Capital Corp.’s Admission of Failed Leadership and Highlights Four Simple Truths
10/16/2015
TPG Specialty Lending, Inc. Sets the Record Straight on Management Fees
10/15/2015
TPG Specialty Lending, Inc. Highlights Four Key Facts for TICC Stockholders to Consider about Their Dividend
10/13/2015
TPG Specialty Lending, Inc. Questions Payment to Failed Leadership in Letter to TICC Capital Corp. Stockholders.
10/12/2015
TPG Specialty Lending, Inc. Corrects Misleading Statements from TICC Capital Corp.
10/8/2015
TPG Specialty Lending, Inc. Files Definitive Proxy Materials with SEC to Solicit TICC Capital Corp. Stockholders to Vote AGAINST the Inferior Benefit Street Partners Transaction
10/5/2015
TPG Specialty Lending, Inc. Corrects Misleading Statements from TICC Capital Corp.
9/30/2015
TPG Specialty Lending, Inc. Demonstrates Superior Value of Its Proposal in Letter to TICC Capital Corp. Stockholders
9/28/2015
TPG Specialty Lending, Inc. Sends Letter to TICC Capital Corp. Stockholders Outlining Merits of Proposal
9/21/2015
TPG Specialty Lending Proposes to Acquire TICC Capital Corp. for $7.50 per Share
9/16/2015
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WHAT PEOPLE ARE SAYING…
“[T]he prudent strategy may be to send the [TICC] board back to the drawing board, and ask it to run the process it does not appear to have run when first presented with the opportunity. A vote AGAINST [the BSP transaction], therefore, is warranted at this point.” – Institutional Shareholder Services Inc. – October 16, 2015
“[T]here are very few definitive reasons to suggest the arrangement with BSP is likely to represent the most attractive alternative available to [TICC’s] unaffiliated investor base at this time. … [T]he expeditiously negotiated management arrangement creates an undisclosed wealth transfer in favor of TICC’s underperforming adviser and shifts management of [TICC] to an entity that has been unable or unwilling to fully match seemingly superior arrangements available through alternative transaction partners.” – Glass, Lewis & Co., LLC – October 14, 2015
“We are concerned that the current Board of TICC may not be operating in a manner that is in the best long term interest of shareholders. We are also concerned that at least some of the independent members of that board may have for a variety of reasons, lost their ability to be truly independent.” – Egan-Jones Ratings Company – October 13, 2015
“A Vote for TICC does not ‘Protect’ The Distribution. TICC outlines that a vote in favor of the BSP transaction will ‘protect’ the distribution, but we believe this statement only gives false hope to investors. We believe this dividend will get cut regardless as TICC does not have the operating earnings to support the dividend at all—and this will not change under BSP.” – Wells Fargo – October 9, 2015
“[S]hareholders could choose to accept an immediate event to close the gap between the share price and NAV, in which case TSLX’s offer or potentially liquidating the company is superior to BSP’s offer.” – Chris DeMuth, Jr., Rangeley Capital – October 7, 2015
“[W]e believe TSLX’s offer represents the best value out of the three and can potentially deliver to current TICC shareholders a combination of upfront return on shares, participation in future upside of a combined BDC, and access to a broader platform and quality management.” – Barclays – October 6, 2015
“We were surprised when the [TICC] Special Committee released a statement on September 21, 2015 reaffirming its initial position and, we believe, premature decision to pursue the Benefit Street Partners’ (“Benefit Street”) offer over competing offers. We believe, based on public disclosure, this decision was made without the benefit of appropriate advice and necessary deliberation, especially as the Benefit Street offer does not expire. We were further disappointed by the letter from the Special Committee to stockholders of September 24, 2015, again rejecting a competing offer without due consideration or process.” – Top 5 TICC stockholder Muzinich & Co. letter to TICC Board of Directors – September 25, 2015
“Unfortunately for TICC shareholders, as we examine TICC’s collateral (which is nearly void of real proprietary transactions), we find that investors have been paying nearly 6x the normal fee that should be charged on these large/liquid/BSL (broadly syndicated loan) type assets.” – Wells Fargo Securities report – September 22, 2015.
“Now, we want to ensure that the TICC Board is acting in accordance with its fiduciary obligations… We find ourselves at a critical juncture in TICC’s history where the Board’s decisions and actions over the next few weeks will have significant ramifications to stockholders.” – One of the largest TICC stockholders, Raging Capital Management, LLC letter to TICC Board of Directors – September 21, 2015
“[W]e believe the action taken by [TSLX] management highlights our favorable perception of the company’s leading governance practices and focus on creating shareholder value.” – JMP report – September 17, 2015
“The $0.29 [TICC] dividend is not sustainable, and we expect it will be cut regardless of what happens. We have been talking about a dividend cut for over a year now…Now TSLX provides an interesting offer and the [TICC] Board rejects it without negotiating with TSLX. As the title of our note implies, we are questioning whether the [TICC] Board is really doing all they can to maximize shareholder value.” – Keefe, Bruyette & Woods report – September 16, 2015
“As part of TPG, TICC shareholders would benefit from access to its broad platform including a direct origination team. Over the last year TSLX has outperformed our BDC index by about 12% and [outperformed] TICC by about 24% on a total return basis.” – Ladenburg Thalmann report – September 16, 2015
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Next VIEW ALL Copyright 2015. DISCLAIMER Forward-Looking Statements
Information set forth on this website includes forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding TSLX proposed business combination transaction with TICC Capital Corp. (“TICC”) (including any financing required in connection with the proposed transaction and the benefits, results, effects and timing of a transaction), all statements regarding TPG Specialty Lending, Inc.’s (“TSLX”, or the “Company”) (and TSLX and TICC’s combined) expected future financial position, results of operations, cash flows, dividends, financing plans, business strategy, budgets, capital expenditures, competitive positions, growth opportunities, plans and objectives of management, and statements containing the words such as “anticipate,” “approximate,” “believe,” “plan,” “estimate,” “expect,” “project,” “could,” “would,” “should,” “will,” “intend,” “may,” “potential,” “upside,” and other similar expressions. Statements set forth herein concerning the business outlook or future economic performance, anticipated profitability, revenues, expenses, dividends or other financial items, and product or services line growth of TSLX (and the combined businesses of TSLX and TICC), together with other statements that are not historical facts, are forward-looking statements that are estimates reflecting the best judgment of TSLX based upon currently available information.
Such forward-looking statements are inherently uncertain, and stockholders and other potential investors must recognize that actual results may differ materially from TSLX’s expectations as a result of a variety of factors, including, without limitation, those discussed below. Such forward-looking statements are based upon management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which TSLX is unable to predict or control, that may cause TSLX’s plans with respect to TICC, actual results or performance to differ materially from any plans, future results or performance expressed or implied by such forward-looking statements. These statements involve risks, uncertainties and other factors discussed below and detailed from time to time in TSLX’s filings with the Securities and Exchange Commission (“SEC”).
Risks and uncertainties related to the proposed transaction include, among others, uncertainty as to whether TSLX will further pursue, enter into or consummate the transaction on the terms set forth in the proposal or on other terms, potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction, uncertainties as to the timing of the transaction, adverse effects on TSLX’s stock price resulting from the announcement or consummation of the transaction or any failure to complete the transaction, competitive responses to the announcement or consummation of the transaction, the risk that regulatory or other approvals and any financing required in connection with the consummation of the transaction are not obtained or are obtained subject to terms and conditions that are not anticipated, costs and difficulties related to the integration of TICC’s businesses and operations with TSLX’s businesses and operations, the inability to obtain, or delays in obtaining, cost savings and synergies from the transaction, unexpected costs, liabilities, charges or expenses resulting from the transaction, litigation relating to the transaction, the inability to retain key personnel, and any changes in general economic and/or industry specific conditions.
In addition to these factors, other factors that may affect TSLX’s plans, results or stock price are set forth in TSLX’s Annual Report on Form 10-K and in its reports on Forms 10-Q and 8-K.
Many of these factors are beyond TSLX’s control. TSLX cautions investors that any forward-looking statements made by TSLX are not guarantees of future performance. TSLX disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.
Third Party-Sourced Statements and Information Certain statements and information included on this website have been sourced from third parties. TSLX does not make any representations regarding the accuracy, completeness or timeliness of such third party statements or information. Except as expressly set forth on this website, permission to cite such statements or information has neither been sought nor obtained from such third parties. Any such statements or information should not be viewed as an indication of support from such third parties for the views expressed herein. All information in this communication regarding TICC, including its businesses, operations and financial results, was obtained from public sources. While TSLX has no knowledge that any such information is inaccurate or incomplete, TSLX has not verified any of that information. TSLX reserves the right to change any of its opinions expressed herein at any time as it deems appropriate. TSLX disclaims any obligation to update the data, information or opinions contained herein.
Proxy Solicitation Information The information set forth on this website is provided for informational purposes only and does not constitute an offer to purchase or the solicitation of an offer to sell any securities. TSLX has filed a preliminary proxy statement and accompanying GOLD proxy card with the SEC to be used to solicit votes at a special meeting of stockholders of TICC scheduled to be held on October 27, 2015 against (a) approval of the new advisory agreement between TICC and TICC Management, LLC (the “Adviser”), to take effect upon a change of control of the Adviser in connection with the entrance of the Adviser into a purchase agreement with an affiliate of Benefit Street Partners L.L.C. (“BSP”), pursuant to which BSP will acquire control of the Adviser, (b) the election of six directors nominated by TICC’s board of directors, and (c) the proposal to adjourn the meeting if necessary or appropriate to solicit additional votes.
TSLX STRONGLY ADVISES ALL STOCKHOLDERS OF TICC TO READ THE TSLX PROXY STATEMENT AND ITS OTHER PROXY MATERIALS AS THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION. SUCH TSLX PROXY MATERIALS ARE AND WILL BECOME AVAILABLE AT NO CHARGE ON THE SEC’S WEB SITE AT HTTP://WWW.SEC.GOV AND AT TSLX’S WEBSITE AT HTTP://WWW.TPGSPECIALTYLENDING.COM. IN ADDITION, TSLX WILL PROVIDE COPIES OF THE PROXY STATEMENT WITHOUT CHARGE UPON REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO TSLX’S PROXY SOLICITOR AT TPG@MACKENZIEPARTNERS.COM.
The participant in the solicitation is TSLX and certain of its directors and executive officers may also be deemed to be participants in the solicitation. As of the date hereof, TSLX directly beneficially owned 1,633,660 shares of common stock of TICC.
Security holders may obtain information regarding the names, affiliations and interests of TSLX’s directors and executive officers in TSLX’s Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on February 24, 2015, its proxy statement for the 2015 Annual Meeting, which was filed with the SEC on April 10, 2015 and certain of its Current Reports on Form 8-K. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in any proxy statement and other relevant materials to be filed with the SEC when they become available.
I confirm that I have read the terms of this website.
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TPG Specialty Lending, Inc. Addresses TICC’s Desperate Attempts to Protect a Misplaced Payment to a Failed Manager
10/28/2015
TPG Specialty Lending, Inc. Sets the Record Straight on TICC Capital Corp.’s Efforts to Mislead Investors in Letter to Stockholders
10/26/2015
TPG Specialty Lending, Inc. Issues Presentation Detailing Why TICC Capital Corp. Stockholders Should Vote AGAINST All Proposals at Upcoming TICC Capital Corp. Special Meeting
10/21/2015
TPG Specialty Lending, Inc. Reiterates Importance of Protecting Stockholder Value by Voting AGAINST All Proposals at Upcoming TICC Capital Corp. Special Meeting
10/19/2015
ISS, Glass Lewis and Egan-Jones Recommend TICC Capital Corp. Stockholders Vote AGAINST the Benefit Street Partners Transaction
10/16/2015
TPG Specialty Lending, Inc. Welcomes TICC Capital Corp.’s Admission of Failed Leadership and Highlights Four Simple Truths
10/16/2015
TPG Specialty Lending, Inc. Sets the Record Straight on Management Fees
10/15/2015
TPG Specialty Lending, Inc. Highlights Four Key Facts for TICC Stockholders to Consider about Their Dividend
10/13/2015
TPG Specialty Lending, Inc. Questions Payment to Failed Leadership in Letter to TICC Capital Corp. Stockholders.
10/12/2015
TPG Specialty Lending, Inc. Corrects Misleading Statements from TICC Capital Corp.
10/8/2015
TPG Specialty Lending, Inc. Files Definitive Proxy Materials with SEC to Solicit TICC Capital Corp. Stockholders to Vote AGAINST the Inferior Benefit Street Partners Transaction
10/5/2015
TPG Specialty Lending, Inc. Corrects Misleading Statements from TICC Capital Corp.
9/30/2015

TPG Specialty Lending, Inc. Demonstrates Superior Value of Its Proposal in Letter to TICC Capital Corp. Stockholders
9/28/2015
TPG Specialty Lending, Inc. Sends Letter to TICC Capital Corp. Stockholders Outlining Merits of Proposal
9/21/2015
TPG Specialty Lending Proposes to Acquire TICC Capital Corp. for $7.50 per Share
9/16/2015
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HOW TO VOTE
YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR GOLD VOTING INSTRUCTION FORM TODAY.
You will need to have your GOLD voting instruction form in hand to vote your shares by Internet or telephone.
VOTE BY INTERNET – www.proxyvote.com
Locate the 16 digit Control Number printed on the GOLD voting instruction form. The Control Number is printed on the right side of the form next to the dark arrow.
Go to www.proxyvote.com.
Follow the simple instructions on the website to quickly and easily vote your shares.
VOTE BY TELEPHONE – 1-800-454-8683
Using a touch tone phone, call (800) 454-8683.
When prompted, enter your 16 digit Control Number which is printed on the right hand side of your voting instruction form next to the dark arrow.
Follow the simple recorded instructions to quickly and easily vote your shares.
The special meeting of stockholders has been postponed and is in the process of being rescheduled.
VOTE BY MAIL
Mark, sign and date your GOLD voting instruction form and return it in the postage-paid envelope provided to ensure your vote is received prior to the special meeting. Please note: if you voted your shares by Internet or by telephone, you do NOT need to mail back your GOLD voting instruction form.
If you hold shares in more than one account, you will receive a GOLD voting instruction form for each of these accounts. To vote all of the shares you own, you will need to vote every GOLD voting instruction form you receive, each of which will have a unique Control Number.
PLEASE CONTACT MACKENZIE PARTNERS, INC. WITH ANY QUESTIONS ON HOW TO VOTE AT (800) 322-2885.
Copyright 2015.
DISCLAIMER
Forward-Looking Statements
Information set forth on this website includes forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding TSLX proposed business combination transaction with TICC Capital Corp. (“TICC”) (including any financing required in connection with the proposed transaction and the benefits, results, effects and timing of a transaction), all statements regarding TPG Specialty Lending, Inc.’s (“TSLX”, or the “Company”) (and TSLX and TICC’s combined) expected future financial position, results of operations, cash flows, dividends, financing plans, business strategy, budgets, capital expenditures, competitive positions, growth opportunities, plans and objectives of management, and statements containing the words such as “anticipate,” “approximate,” “believe,” “plan,” “estimate,” “expect,” “project,” “could,” “would,” “should,” “will,” “intend,” “may,” “potential,” “upside,” and other similar expressions. Statements set forth herein concerning the business outlook or future economic performance, anticipated profitability, revenues, expenses, dividends or other financial items, and product or services line growth of TSLX (and the combined businesses of TSLX and TICC), together with other statements that are not historical facts, are forward-looking statements that are estimates reflecting the best judgment of TSLX based upon currently available information.
Such forward-looking statements are inherently uncertain, and stockholders and other potential investors must recognize that actual results may differ materially from TSLX’s expectations as a result of a variety of factors, including, without limitation, those discussed below. Such forward-looking statements are based upon management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which TSLX is unable to predict or control, that may cause TSLX’s plans with respect to TICC, actual results or performance to differ materially from any plans, future results or performance expressed or implied by such forward-looking statements. These statements involve risks, uncertainties and other factors discussed below and detailed from time to time in TSLX’s filings with the Securities and Exchange Commission (“SEC”).
Risks and uncertainties related to the proposed transaction include, among others, uncertainty as to whether TSLX will further pursue, enter into or consummate the transaction on the terms set forth in the proposal or on other terms, potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction, uncertainties as to the timing of the transaction, adverse effects on TSLX’s stock price resulting from the announcement or consummation of the transaction or any failure to complete the transaction, competitive responses to the announcement or consummation of the transaction, the risk that regulatory or other approvals and any financing required in connection with the consummation of the transaction are not obtained or are obtained subject to terms and conditions that are not anticipated, costs and difficulties related to the integration of TICC’s businesses and operations with TSLX’s businesses and operations, the inability to obtain, or delays in obtaining, cost savings and synergies from the transaction, unexpected costs, liabilities, charges or expenses resulting from the transaction, litigation relating to the transaction, the inability to retain key personnel, and any changes in general economic and/or industry specific conditions.
In addition to these factors, other factors that may affect TSLX’s plans, results or stock price are set forth in TSLX’s Annual Report on Form 10-K and in its reports on Forms 10-Q and 8-K.
Many of these factors are beyond TSLX’s control. TSLX cautions investors that any forward-looking statements made by TSLX are not guarantees of future performance. TSLX disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.
Third Party-Sourced Statements and Information
Certain statements and information included on this website have been sourced from third parties. TSLX does not make any representations regarding the accuracy, completeness or timeliness of such third party statements or information. Except as expressly set forth on this website, permission to cite such statements or information has neither been sought nor obtained from such third parties. Any such statements or information should not be viewed as an indication of support from such third parties for the views expressed herein. All information in this communication regarding TICC, including its businesses, operations and financial results, was obtained from public sources. While TSLX has no knowledge that any such information is inaccurate or incomplete, TSLX has not verified any of that information. TSLX reserves the right to change any of its opinions expressed herein at any time as it deems appropriate. TSLX disclaims any obligation to update the data, information or opinions contained herein.
Proxy Solicitation Information
The information set forth on this website is provided for informational purposes only and does not constitute an offer to purchase or the solicitation of an offer to sell any securities. TSLX has filed a preliminary proxy statement and accompanying GOLD proxy card with the SEC to be used to solicit votes at a special meeting of stockholders of TICC scheduled to be held on October 27, 2015 against (a) approval of the new advisory agreement between TICC and TICC Management, LLC (the “Adviser”), to take effect upon a change of control of the Adviser in connection with the entrance of the Adviser into a purchase agreement with an affiliate of Benefit Street Partners L.L.C. (“BSP”), pursuant to which BSP will acquire control of the Adviser, (b) the election of six directors nominated by TICC’s board of directors, and (c) the proposal to adjourn the meeting if necessary or appropriate to solicit additional votes.
TSLX STRONGLY ADVISES ALL STOCKHOLDERS OF TICC TO READ THE TSLX PROXY STATEMENT AND ITS OTHER PROXY MATERIALS AS THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION. SUCH TSLX PROXY MATERIALS ARE AND WILL BECOME AVAILABLE AT NO CHARGE ON THE SEC’S WEB SITE AT HTTP://WWW.SEC.GOV AND AT TSLX’S WEBSITE AT HTTP://WWW.TPGSPECIALTYLENDING.COM. IN ADDITION, TSLX WILL PROVIDE COPIES OF THE PROXY STATEMENT WITHOUT CHARGE UPON REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO TSLX’S PROXY SOLICITOR AT TPG@MACKENZIEPARTNERS.COM.
The participant in the solicitation is TSLX and certain of its directors and executive officers may also be deemed to be participants in the solicitation. As of the date hereof, TSLX directly beneficially owned 1,633,660 shares of common stock of TICC.
Security holders may obtain information regarding the names, affiliations and interests of TSLX’s directors and executive officers in TSLX’s Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on February 24, 2015, its proxy statement for the 2015 Annual Meeting, which was filed with the SEC on April 10, 2015 and certain of its Current Reports on Form 8-K. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in any proxy statement and other relevant materials to be filed with the SEC when they become available.
I confirm that I have read the terms of this website.
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